Exhibit 99.2

Third Quarter 2009 Earnings Supplemental Information

2 Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control, including fluctuations in foreign exchange rates and the continuing impact of the current economic recession; the Company’s ability to identify, execute or effectively integrate acquisitions, including the acquisition of the Communications Services Group from VeriSign, Inc.; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; the Company’s ability to refinance its senior secured credit facility and its ability to borrow funds in amounts sufficient to enable it to service its debt or meet its working capital and capital expenditure requirements; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 16, 2009 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to November 2, 2009.

3 TNS Divisions International Services Division (25.6% of Q3 09 Revenues) Provides POS and financial services around the world Point-of-Sale Division (14.1% of Q3 09 Revenues) Enables optimized transaction delivery between payment processors and ATM or POS terminals Financial Services Division (8.6% of Q3 09 Revenues) Private financial data networks Telecommunication Services Division (51.7% of Q3 09 Revenues) Call signaling, database access and roaming and clearing services Q3 09 Revenue $140.1 m Q3 09 EBITDA (1) $ 36.8 m Q3 09 Adj. Earnings $ 15.5 m (1) Before stock compensation expense

4 Phase II – Transition Complete Moved key business functions to TNS Built network connectivity between all offices Established teams responsible for integration tasks CSG Integration Update Phase I – Closing Complete First Three Months Phase III – Integration Update Dulles CSG employees moved to Reston Evaluate network integration plans Underway People / Systems Integration Underway Technology Consolidation Planning/Underway Products Integration Planning Network Migration Planning/Underway Next Steps Total – 12-18 Months Heavy Customer Contact

5 Q3:09 Financial Overview ($ in millions except per share amounts) Non-GAAP measures. Included in third quarter 2009 results are $1.7 million in pretax charges associated with severance. Excluding severance charges, third quarter 2009 EBITDA would have been $38.6 million and adjusted earnings would have been $16.9 million or $0.65 per share. Included in third quarter 2008 results are $0.7 million in pre-tax severance charges. Excluding severance charges, third quarter 2008 EBITDA would have been $23.1 million and adjusted earnings would have been $11.2 million or $0.44 per share Please see third quarter 2009 press release for reconciliation to comparable GAAP measures. International Services Division $ 35.9 $ 41.7  (14.0)% Financial Services Division 12.0  11.7 2.4% Telecommunication Services Division 72.4  16.5  NM Point-of-Sale Division 19.8  18.7  5.7% Total Revenue $140.1 $88.6   58.1% Gross Profit $75.2 $47.4  58.7% Gross Margin 53.7%  53.4% 22BP EBITDA Before Stock Comp Expense(1) $36.8 $22.5  63.9% Adjusted Earnings(1) $15.5 $10.6 45.9% Adjusted Earnings per Share—Diluted(1) $0.60 $0.42  42.6% Q3 09 Q3 08 % Chg 1)

6 Balance Sheet Highlights Amounts in millions Cash and Cash Equivalents $28.7 $38.9 Total Current Assets $143.6 $120.5 Current Ratio 1.40x 1.59x Net Property and Equipment $113.4 $58.8 Total Assets $570.3 $361.9 Current and Long-Term Debt, net (1) $350.1 $178.5 Stockholders’ Equity $124.6 $102.8 Total Debt/Capitalization 74.8% 63.5% Total Liabilities and Equity $570.3 $361.9 Common Shares Outstanding 25.7 25.2 Actual 09/30/09 12/31/08 1) Current and long-term debt shown is net of the unamortized portion of the Original Issue Discount of $18.4 million. Gross debt outstanding at September 30, 2009 is $368.5 million.

7 Foreign Currency Exposure for Quarter Ended 9/30/09 Q3 2009 Q3 2008 % Change GBP 1.64 1.89 -13% EUR 1.43 1.51 -5% AUD 0.83 0.89 -7%

8 2009 Outlook – Projected and Constant Dollar Analysis 2009 2008 % Chg Total Revenue $474 - $478 $344.0 38% - 39% Adjusted Earnings(1)(2)(3) $55.1 - $56.7 $40.2 37% - 41% Adjusted EPS – Diluted (1)(2)(3) $2.12 - $2.18 $1.60 33% - 36% Q4:09 Q4:08 % Chg Total Revenue $137- $141 $81.1 69% - 74% Adjusted Earnings(1) $16.4 - $18.0 $10.6 55% - 70% Adjusted EPS – Diluted (1) $0.62 - $0.68 $0.42 48% - 62% 1) Non-GAAP measure. 2) Excluded from expenses in 2008 is a $1.2 million pre-tax charge related to severance and $0.9 million benefit related to settlement of a sales tax liability. 3) Excluded from expenses in 2009 is a $1.6 million pre-tax charge for CSG acquisition costs expensed in accordance with the provisions of SFAS No. 141(R) and a $1.7 million pre-tax charge related to severance.

9 Major Areas of Synergy Estimated Synergies Network Consolidation Database Consolidation Operational Efficiencies Optimize combined SS7 design Reduce interconnections to other networks Augment capacity where needed 8XX database LNP database CNAM database - Replace external provider Optimize vendor spend Evaluate processes - Consolidate platforms FY 2009 $1 mm pretax $0.03 P/S FY 2010 $5-$6 mm pretax $0.15-$0.18 P/S FY 2011 $2-$3 mm pretax $0.06-$0.09 P/S Total Estimated Run-Rate Synergies of $0.24-$0.30 Per Share Full Run Rate to be Achieved by Q4 2010